                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]Preliminary Proxy Statement

                                          [_]Confidential, for Use of the
[_]Definitive Proxy Statement                Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               iPrint.com, inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                iPrint.com, inc.
                             525 Constitution Drive
                          Menlo Park, California 94025

                                                                  April 26, 2001

Dear Stockholder:

   This year's annual meeting of stockholders will be held on Wednesday, May 23, 2001, at 10:00 a.m. local time, at the San Mateo Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California. You are cordially invited to attend.

   The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

   After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

   A copy of the Company's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review iPrint.com, inc.'s activities over the past year and our plans for the future. The Board of Directors and Management look forward to seeing you at the annual meeting.

                                          Very truly yours,

                                          Royal P. Farros
                                          President and Chief Executive
                                          Officer
                                iPrint.com, inc.
                             525 Constitution Drive
                          Menlo Park, California 94025

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 23, 2001

                               ----------------

TO THE STOCKHOLDERS:

   Please take notice that the annual meeting of the stockholders of iPrint.com, inc., a Delaware corporation (the "Company"), will be held on May 23, 2001, at 10:00 a.m. local time at the San Mateo Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California, for the following purposes:

     1. To elect two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified.

     2. To approve certain additional anti-takeover measures under the Company's Delaware Certificate of Incorporation and Delaware Bylaws as follows:

       A. To approve removal of a member of the Board of Directors only for cause and by two-thirds vote of the stockholders.

       B. To approve certain limitations on the ability to call special meetings.

     3. To change the name of the Company from "iPrint.com, inc." to "iPrint Technologies, inc."

     4. To ratify the appointment of Arthur Andersen, LLP as the Company's independent public auditors for the fiscal year ending December 31, 2001.

     5. To transact such other business as may properly come before the meeting.

   Stockholders of record at the close of business on April 11, 2001, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company's principal offices located at 255 Constitution Drive, Menlo Park, CA 94025.

                                          By order of the Board of Directors,

                                          William Kaplan
                                          Secretary

April 26, 2001, California

 IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS.......................   1

SOLICITATION AND VOTING OF PROXIES.......................................   1

INFORMATION ABOUT THE COMPANY............................................   2
  Stock Ownership of Certain Beneficial Owners and Management............   2
  Management.............................................................   4

EXECUTIVE COMPENSATION AND OTHER MATTERS.................................   6
  Executive Compensation.................................................   6
  Stock Options Granted in Fiscal 2000...................................   7
  Option Exercises and Fiscal 2000 Year-End Values.......................   8
  Employment Contracts and Termination of Employment and Change-in-
   Control Arrangements..................................................   8
  Compensation of Directors..............................................   8
  Compensation Committee Interlocks and Insider Participation in
   Compensation Decisions................................................   8
  Certain Relationships and Related Transactions.........................   8
  Section 16(a) Beneficial Ownership Reporting Compliance................   9

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION...........  10

REPORT OF THE AUDIT COMMITTEE............................................  12

COMPARISON OF STOCKHOLDER RETURN.........................................  13

PROPOSAL ONE: ELECTION OF DIRECTORS......................................  14

PROPOSAL TWO: ANTI-TAKEOVER MEASURES.....................................  15
  Summary Of Anti-Takeover Measures......................................  15

PROPOSAL TWO A: CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE
AND WITH TWO THIRDS STOCKHOLDER VOTE.....................................  17
  Vote Required And Board Of Directors Recommendation....................  17

PROPOSAL TWO B: LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS...........  18
  Vote Required And Board Of Directors Recommendation....................  18

PROPOSAL THREE: COMPANY NAME CHANGE......................................  19
  Vote Required And Board Of Directors Recommendation....................  19

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
 AUDITORS................................................................  20
  Vote Required and Board of Directors' Recommendation...................  20

PRINCIPAL ACCOUNTING FIRM FEES...........................................  20

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING.............  21

TRANSACTION OF OTHER BUSINESS............................................  22

APPENDIX A...............................................................  23

APPENDIX B...............................................................  27

APPENDIX C...............................................................  30

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

   The accompanying proxy is solicited by the Board of Directors of iPrint.com, inc., a Delaware corporation ("iPrint" or the "Company"), for use at its annual meeting of stockholders to be held on May 23, 2001, or any adjournment or postponement, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is April 26, 2001, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                       SOLICITATION AND VOTING OF PROXIES

   The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, the Company has retained Automated Data Processing, Inc., a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $35,000, plus reasonable out-of-pocket expenses.

   On April 11, 2001, the Company had outstanding              shares of its
Common Stock, par value $.001 per share ("Common Stock"), all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

   All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                         INFORMATION ABOUT THE COMPANY

Stock Ownership of Certain Beneficial Owners and Management

   The following table sets forth, as of January 23, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group.

                                                    Number of
                                                      Shares      Percent of
                                                   Beneficially  Common Stock
           Name of Beneficial Owner(1)               Owned(2)   Outstanding(3)
           ---------------------------             ------------ --------------
Information Technology Ventures(4)................  4,814,732        15.9%
100 Hamilton Avenue, Suite 400
Palo Alto, California 94301

Canaan Equity L.P.(5).............................  3,188,589        10.5%
2884 Sand Hill Road, Suite 115
Menlo Park, CA 94025

Softbank Ventures(6)..............................  2,435,952          8.%
200 W. Evelyn Avenue, Suite 200
Mountain View, California 94041

Palo Alto Investors(7)............................  1,540,400         5.1%
470 University Avenue
Palo Alto, CA 94301

J.A. Heidi Roizen, Director(8)....................     55,000           *

Mark Dubovoy, Director(9).........................     30,000           *

Deepak Kamra, Director(10)........................     57,572           *

Guy T. Kawasaki, Director(11).....................     30,000           *

Royal P. Farros(12)...............................  8,742,491        28.9%

James P. McCormick(13)............................    388,585         1.2%

William Kaplan(14)................................    100,100           *

David Hodson(15)..................................    377,500         1.2%

Greg Korjeff(16)..................................    212,215           *

Directors and executive officers as a group (9
 persons)(17).....................................  9,993,463        33.1%

--------
  * Less than 1%.

 (1) Except as otherwise indicated, iPrint believes that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

 (2) Options granted under the 1997 iPrint Stock Option Plan are immediately exercisable, subject to the Company's right to repurchase unvested shares at a price equal to the option exercise price upon termination of employment.

 (3) Calculated on the basis of 30,151,523 shares of common stock outstanding as of 1/23/01, except that shares of Common Stock underlying options exercisable within 60 days of 1/23/01 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

 (4) Based on Schedule 13G filed with the SEC on 2/8/01, the general partner of both Information Technology Ventures, L.P. and ITV Affiliates Fund, L.P. is ITV Management, LLC. In this capacity, ITV Management, LLC, through an executive committee, exercises sole voting and investment power with respect to all shares held of record by the named investment partnerships; individually, no stockholder, director or officer of ITV Management, LLC has or shares such voting or investment power. Mr. Dubovoy disclaims beneficial ownership of all shares except for his own pecuniary interest.

 (5) Based on Schedule 13G filed with the SEC on 2/14/01, Canaan Equity Partnership, by virtue of its status as the sole general partner of Canaan Equity L.P., may be deemed to be the beneficial owner of 3,188,589 shares. By virtue of his status as a manager of Canaan Equity Partnership, Mr. Kamra may be deemed to be the beneficial owners of 3,188,589 shares. Mr. Kamra disclaims beneficial ownership of 3,188,589 shares.

 (6) Based on Schedule 13G filed with the SEC on 2/9/01, the general partner of Softbank Technology Ventures V, L.P., Softbank Technology Ventures Advisors Fund V, L.P. and Softbank Technology Ventures Entrepreneurs Fund V, L.P. is SBVC V, LLC. In this capacity, SBVC V, LLC through an executive committee, exercises sole voting and investment power with respect to all shares of record by the named investment partnerships; individually, no stockholder, director or officer of SBVC V, LLC has or shares such voting or investment power. Includes an option to purchase 30,000 shares of common stock issued to Ms. Roizen pursuant to the iPrint 2000 Outside Director Plan. Ms. Roizen has assigned 28,719 shares underlying the option to Softbank Technology Ventures V, L.P., 765 shares to Softbank Technology Ventures Advisors Fund V, L.P. and 516 shares to Softbank Technology Ventures Entrepreneurs Fund V, L.P. Ms. Roizen and Mr. Mohler disclaim beneficial ownership for all shares except for their pecuniary interest and for the 25,000 shares which they own in their individual capacity.

 (7) Based on Schedule 13G filed with the SEC on 2/9/01, the general partners of Palo Alto Investors, Palo Alto Investors, LLC and William Leland Edwards, are deemed to have shared voting power over 1,540,400 shares and shared dispositive power over 1,540,400 shares.

 (8) Includes an immediately exercisable option to purchase 30,000 shares of common stock granted to Jo Ann Heidi Roizen pursuant to the iPrint 2000 Outside Director Stock Option Plan. Ms. Roizen has assigned 28,719 shares underlying the option to Softbank Technology Ventures V, L.P., 765 shares to Softbank Technology Ventures Advisors Fund V, L.P. and 516 shares to Softbank Technology Ventures Entrepreneurs Fund V, L.P. Ms. Roizen disclaims beneficial ownership for all shares except for her own pecuniary interest.

 (9) Includes an immediately exercisable option to purchase 30,000 shares of common stock granted to Mark Dubovoy pursuant to the iPrint 2000 Outside Director Stock Option Plan.

(10) Includes an immediately exercisable option to purchase 30,000 shares of common stock granted to Deepak Kamra pursuant to the iPrint 2000 Outside Director Stock Option Plan.

(11) Represents an immediately exercisable option to purchase 30,000 shares of common stock granted to Guy Kawasaki pursuant to the iPrint 2000 Outside Director Stock Option Plan.

(12) Based on Schedule 13G filed with the SEC on 2/9/01, includes 81,500 shares held by Ms. Laurie K. Farros and 400 shares held by Laurie K. Farros as custodian for a minor child. Also includes 45,000 shares issuable upon exercise of options which vest over time and 2,700 shares issuable upon exercise of options.

(13) Includes 95,000 shares issuable upon exercise of options which vest over time.

(14) Includes 98,500 shares issuable upon exercise of options which vest over time.

(15) Includes 59,213 shares issuable upon exercise of options which vest over time. Also includes 212,287 shares issuable upon exercise of option. Mr. Hodson disclaims beneficial ownership of 6,000 shares of common stock gifted to various individuals.

(16) Includes 13,500 shares issuable upon exercise of options which vest over time. Also includes 2,250 shares issuable upon exercise of option.

(17) See footnotes 8 through 16.

Management

   Directors. This section sets forth for the current directors, including the Class I nominees to be elected at this meeting, information concerning their age and background.

                                                                        Director
             Name                  Position With the Company        Age  Since
             ----                  -------------------------        --- --------
   Class I directors nominated for election at the 2001 Annual Meeting of
    Stockholders:

   Royal P. Farros.......... President, Chief Executive Officer and  41   1996
                             Chairman of the Board

   Mark Dubovoy............. Director                                54   1997

   Class II director whose term expires at the 2002 Annual Meeting of
    Stockholders:

   Deepak Kamra............. Director                                44   1999

   Guy T. Kawasaki.......... Director                                46   2000

   Class III director whose term expires at the 2003 Annual Meeting of
    Stockholders:

   J.A. Heidi Roizen........ Director                                43   1999

   James P. McCormick....... Director                                42   2001

   ROYAL P. FARROS founded iPrint in February 1996 and has served as our president, chief executive officer and chairman of the board of directors since our inception. From June 1994 to February 1996, Mr. Farros served as executive vice president and general manager of the Electronic Direct division of Deluxe Corporation, a commercial printer. From June 1983 to June 1994, Mr. Farros served as executive vice president and from June 1986 to June 1994 as chairman of the board of directors of T/Maker Company, a consumer software company. Mr. Farros holds a B.S. and an M.S. in Industrial Engineering from Stanford University.

   MARK DUBOVOY has been one of our directors since October 1997. Mr. Dubovoy co-founded and has served as a general partner of Information Technology Ventures, a venture capital partnership, since September 1994. Mr. Dubovoy currently serves on the board of directors of Exodus Communications, a website and network management company, as well as on the boards of directors of several private companies. Mr. Dubovoy holds a B.S. in Physics from the National University of Mexico, and both an M.A. and a Ph.D. in Physics from the University of California, Berkeley.

   DEEPAK KAMRA has been one of our directors since March 1999. Since October 1995, Mr. Kamra has been a general partner of Canaan Equity Partners, a venture capital partnership. From March 1993 to October 1995, Mr. Kamra was a principal at Canaan Equity Partners. Mr. Kamra serves on the board of directors of Concord Communications, a computer network software company, and Saleslogix, a business software company, as well as on the boards of directors of several private companies. Mr. Kamra holds a Bachelor of Commerce from Carleton University and an M.B.A. from Harvard Business School.

   J.A. HEIDI ROIZEN has been one of our directors since October 1999. Since April 1999, Ms. Roizen has been a venture partner at Softbank Venture Capital. From February 1997 to July 1999, Ms. Roizen was self-employed as a strategic consultant to such technology companies as Intel Corporation, Microsoft Corporation and Compaq Computer Corporation. From January 1996 to February 1997, Ms. Roizen served as vice president of worldwide developer relations for Apple Computer. From 1983 to 1996, Ms. Roizen served as chief executive officer of T/Maker Company. Ms. Roizen currently serves as a director of Preview Systems, a computer network and software management company, and several private companies. Ms. Roizen holds a B.A. in English and an M.B.A. from Stanford University.

   GUY T. KAWASAKI has been one of our directors since March 2000. Mr. Kawasaki has been chairman of the board, chief executive officer and a director of Garage.com Inc. since its founding in October 1997. Mr. Kawasaki is also a columnist for Forbes Magazine and the author of seven books including Rules for Revolutionaries and How to Drive Your Competition Crazy. From July 1995 to January 1998, Mr. Kawasaki held a variety of positions at Apple Computer, Inc., including chief evangelist, where he had responsibilities equivalent to a vice president of developer relations. Prior to joining Apple, Mr. Kawasaki was the chief executive officer of Fog City Software, Inc. Mr. Kawasaki earned a B.A. from Stanford University and an M.B.A. from the University of California, Los Angeles.

   JAMES P. McCORMICK has been one of our directors since March 2001. From October 1999 to January, 2001, Mr. McCormick served as our chief financial officer, from November 1999 to January, 2001, as our secretary, and from May 2000 to January 2001, as our chief operating officer. From June 1997 to October 1999, Mr. McCormick served in various executive positions, most recently as the chief financial officer, senior vice president, finance and administration and chief operating officer for General Magic, Inc., a computer software and telecommunications company. From July 1994 to June 1997, Mr. McCormick was employed by UB Networks, a computer networking company, where he served in various executive positions, most recently as vice president, finance and administration and chief financial officer. Mr. McCormick holds a B.B.A. from the University of Toledo and an M.B.A. in Finance from the University of Michigan.

   Meetings of the Board of Directors. During the fiscal year ended 2000, the Board of Directors of the Company held five (5) meetings, the Audit Committee of the Board held three (3) meetings and the Compensation Committee of the Board held nine(9) meetings. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

   The members of the Audit Committee during fiscal year ended 2000 were Mark Dubovoy and Deepak Kamra until March 10, 2000, after which time J.A. Heidi Roizen replaced Mark Dubovoy. The functions of the Audit Committee include, among others: recommending to the Board the retention of independent public auditors, subject to stockholder approval; reviewing and approving the planned scope, proposed fee arrangements and results of the Company's annual audit; reviewing the adequacy of accounting and financial controls; and reviewing the independence of the Company's auditors. For additional information concerning the Audit Committee, see "Report of the Audit Committee" and "Principal Accounting Firm Fees."

   The members of the Compensation Committee during fiscal 2000 were Mark Duvoboy and J.A. Heidi Roizen. The Compensation Committee reviews and determines the salary and bonus criteria of and stock option grants to all executive officers. For additional information about the Compensation Committee, see "Report Of The Compensation Committee On Executive Compensation" below.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

   The following table sets forth information concerning the compensation of the Chief Executive Officer, and the four other most highly compensated executive officers, during the fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                                      Long term
                                                     compensation
                               Annual Compensation      awards
                             ----------------------- ------------
                                                        Shares
                                                      Underlying    All other
Name and principal position  Year Salary(1) Bonus(2)   Options    compensations
---------------------------  ---- --------- -------- ------------ -------------
Royal P. Farros............  2000 $100,000  $     0     47,700        $  0
President and Chief
 Executive Officer           1999 $100,000  $     0      5,000        $  0
                             1998 $ 91,698  $     0          0        $  0

James P. McCormick.........  2000 $164,583  $75,411     95,000        $  0
Chief Operating Officer,
 Chief Financial             1999 $ 45,454  $     0    290,000        $  0
Officer and Secretary        1998      N/A      N/A        N/A         N/A

William Kaplan.............  2000 $156,666  $15,000     98,500        $  0
Vice President and General
 Counsel                     1999      N/A      N/A        N/A         N/A
                             1998      N/A      N/A        N/A         N/A

David Hodson...............  2000 $164,999  $     0     32,500        $  0
Chief Technology Officer     1999 $129,999  $     0     85,000        $  0
                             1998 $ 91,985  $     0     55,000        $  0

Greg Korjeff...............  2000 $150,726  $     0     15,750        $  0
Vice President, Operations   1999 $108,333  $     0      5,000        $  0
                             1998 $ 65,416  $     0     46,250        $  0

--------
(1) Amounts shown include cash compensation earned by executive officers and are on a full-year basis, except with respect to Mr. Kaplan who commenced employment with the Company on January 10, 2000.

(2) Bonuses are based on performance. See "Report of The Compensation Committee on Executive Compensation."

Stock Options Granted in Fiscal 2000

   The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended 2000, to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
                         -----------------------------------------
                                                                   Potential Realized
                                                                    Value at Assumed
                                    % of Total                       Annual Rates of
                         Number of   Options                           Stock Price
                           Shares   Granted to Exercise             Appreciation for
                         Underlying Employees   Price                Option Term(1)
                          Options   in Fiscal    Per    Expiration -------------------
          Name           Granted(2)  Year(3)   Share(4)    Date       5%       10%
          ----           ---------- ---------- -------- ---------- -------- ----------
Royal P. Farros.........   47,700        2%     $4.12    06/01/05  $ 31,532 $   91,317
James P. McCormick......   50,000      2.1%     $6.92    06/01/10  $387,002 $  821,184
                           45,000      1.9%     $3.75    06/01/10  $106,126 $  268,944
William Kaplan..........   85,000      3.7%     $5.48    01/24/10  $780,304 $1,518,413
                           13,500       *       $3.75    06/01/10  $ 31,838 $   80,683
David Hodson............   32,500      1.4%     $3.75    06/01/10  $ 76,646 $  194,237
Greg Korjeff............   15,750       *       $3.75    06/01/10  $ 37,144 $   94,130

--------
 * Less than 1%.

(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2) All options granted under the iPrint 1997 Stock Option Plan are immediately exercisable but vest over a four-year period from the date of grant. Those options vesting over a four-year period generally vest at the rate of one-fourth on the first anniversary of the date of grant and 1/48th per month thereafter for each full month of the optionee's continuous employment with the Company. Under the iPrint 1997 Stock Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options. For additional information regarding options, see "Report of the Compensation Committee on Executive Compensation" below.

(3) Based on a total of 2,296,400 options granted to all employees and consultants during fiscal 2000.

(4) All options were granted at market value on the date of grant.

Option Exercises and Fiscal 2000 Year-End Values

   The following table provides the information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 2000, and unexercised options held as of December 31, 2000 by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by the Company at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                                  Number of
                                                  securities        Value of
                                                  underlying    unexercised in-
                                                 unexercised       the-money
                           Shares                 options at       options at
                          acquired                 12/31/00       12/31/00(1)
                             on       Value    ---------------- ----------------
          Name            Exercise realized(2) Vested  Unvested Vested  Unvested
          ----            -------- ----------- ------- -------- ------- --------
Royal P. Farros.......... 210,000  $1,449,790    2,700  45,000        0       0
James P. McCormick.......       0           0        0  95,000        0       0
William Kaplan...........       0           0        0  98,500        0       0
David Hodson............. 106,000  $  488,120  167,648 103,852  $99,358 $13,561
Greg Korjeff.............       0           0    2,250  13,500        0       0

--------
(1) Based on a fair market value of $0.7188, the closing price of the Company's Common Stock on December 29, 2000, as reported by the Nasdaq National Market.

(2) Stock options granted under the iPrint 1997 Stock Option Plan are generally immediately exercisable at the date of grant, but shares received upon exercise of unvested options are subject to repurchase by the Company. The options listed were granted under the iPrint 1997 Stock Option Plan and are immediately exercisable and vest 1/4 after one year and an additional 1/48 per month thereafter.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

   None.

Compensation of Directors

   The Company's non-employee directors received no cash compensation for attending meetings of the Board of Directors nor for attending committee meetings. During fiscal year 2000, each of the Company's non-employee directors received an initial option to purchase 30,000 shares of the Company's Common Stock under the Company's 2000 Outside Directors Stock Option Plan. The Company's directors who are also employees of the Company did not receive any compensation for their services as members of the Board of Directors.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

   None of the members of the compensation committee has at any time since our formation been one of our officers or employees. None of our executive officers currently serves, or in the past has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. Before the creation of our compensation committee, all compensation decisions were made by our full board of directors. Mr. Farros has not participated in discussions by our board of directors with respect to his own compensation.

Certain Relationships and Related Transactions

   Since January 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which iPrint was or is to be party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class of voting securities of iPrint and members of such person's immediate family had or will have a director or indirect material interest other than the transactions described below.

   In November 1999, iPrint received from James P. McCormick a full-recourse promissory note in an aggregate principal amount of $655,400 in connection with the exercise of stock options. The note bears interest at 5.96% per annum and is due in November 2003. iPrint has a right to repurchase these shares at cost in the event of the termination of Mr. McCormick's employment.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

   Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors is comprised of non-employee members of the Company's Board of Directors. The members of the Compensation Committee during fiscal 2000 were Mark Dubovoy and J.A. Heidi Roizen. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of the Company. The Compensation Committee reviews the performance and compensation levels for executive officers.

   The goals of the Company's executive officer compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align executive officer compensation with the Company's performance and to motivate executive officers to achieve the Company's business objectives. The Company uses salary, bonus compensation and option grants to attain these goals. The Compensation Committee considers comparative compensation at similar high technology companies in the Company's geographic area. In preparing the performance graph set forth in the section entitled "Comparison of Stockholder Return," the Company has selected the JP Morgan H&Q Internet Index, as its published industry index; however, the companies included in the Company's salary surveys are not necessarily those included in this index, because companies in the index may not compete with the Company for executive talent, and companies which do compete for executive officers may not be publicly traded.

   Base salaries of executive officers are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from the President and Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of the Company for the previous year and (iv) comparative compensation at similar high technology companies in the Company's geographic area. The Company seeks to compensate the executive officers at the median range of compensation levels paid by similar sized high technology companies in the Company's geographical area.

   The Company strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of stock options under the Option Plan. The size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies in the Company's geographical area, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. To assist the Company in retaining and motivating key employees, option grants generally vest over a four-year period from the date of grant, and in certain instances, the Company has provided accelerated vesting. In fiscal 2000, the Compensation Committee approved stock option grants to certain of the executive officers consistent with these criteria. See "Option Grants in Last Fiscal Year."

   Royal P. Farros has served as our president and chief executive officer since February 1996. The compensation committee set Mr. Farros' fiscal 2000 compensation at a base salary of $100,000. The compensation committee reviewed Mr. Farros' performance with regard to quarterly performance objectives, weighted among specific personal and corporate objections, in determining his eligibility for bonus compensation. In fiscal 2001, the board of directors granted Mr. Farros options to purchase 92,101 shares of iPrint's common stock.

   The Company has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to the Company's chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the Option Plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are non-employee directors. The Company expects that the Compensation Committee will generally be comprised of non-employee directors, and that to the extent such Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Committee does not believe that, in general, other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

                                          COMPENSATION COMMITTEE

                                          Mark Dubovoy
                                          J.A. Heidi Roizen

                         REPORT OF THE AUDIT COMMITTEE

   The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended 2000. The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Arthur Andersen, LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The committee has also received written disclosures and the letter from Arthur Andersen, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Arthur Andersen, LLP its independence from the Company.

   The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on June 12, 2000, a copy of which is attached as Appendix "A" to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" director under the current listing standards of the National Association of Securities Dealers.

   Based on the review and discussions referred to above, the committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended 2000.

                                          AUDIT COMMITTEE

                                          Deepak Kamra
                                          J.A. Heidi Roizen

                        COMPARISON OF STOCKHOLDER RETURN

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total returns of the CRSP Total Return Index for the Nasdaq Stock Market ("Nasdaq Market Index") and the JP Morgan H&Q Internet Index for the period commencing on March 7, 2000, the date of the Company's initial public offering and ending on last fiscal year-end.(1)

                   Comparison of Cumulative Total Return From
                  March 7, 2000 through December 29, 2000 (1):
          iPrint, Nasdaq Market Index and JP Morgan H&Q Internet Index

                                    [GRAPH]

                                                         3/7/00 6/30/00 12/29/00
                                                         ------ ------- --------
     iPrint.............................................  $100  $49.06   $ 7.19
     Nasdaq Market Index................................  $100  $82.47   $50.85
     JP Morgan H&Q Industry Index.......................  $100  $61.29   $30.43

--------
(1) Assumes that $100.00 was invested on March 7, 2000 in the Company's Common Stock and each index, and that all dividends have been reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

   The Company has a classified Board of Directors consisting of two (2) Class I directors (Royal Farros and Mark Dubovoy), two (2) Class II directors (Deepak Kamra and Guy T. Kawasaki), and two (2) Class III directors (J.A. Heidi Roizen and James P. McCormick) who will serve until the annual meetings of stockholders to be held in 2001, 2002 and 2003, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

   The terms of the Class I directors will expire on the date of the upcoming annual meeting. Accordingly, two (2) persons are to be elected to serve as Class I directors of the Board of Directors at the meeting. Management's nominees for election by the stockholders to those two positions are the current Class I members of the Board of Directors: Royal Farros and Mark Dubovoy. Please see "Information About the Company -- Management" above for information concerning the nominees. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2004 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Company may designate.

   If a quorum is present and voting, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

                                  PROPOSAL TWO

                             ANTI-TAKEOVER MEASURES

   The Board has proposed the inclusion in the Delaware Certificate and Bylaws of certain provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. These measures are not currently in the Delaware Certificate and Bylaws. A copy of the amended Delaware Certificate and Bylaws is attached hereto as Appendix "B" and Appendix "C," respectively.

   In considering the proposals, stockholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in the Company's new charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the stockholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the stockholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its stockholders.

   A hostile takeover attempt may have a positive or a negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms which may be less than favorable to all of the stockholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation, and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the Board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms, and to present its recommendations to the stockholders in the most effective manner.

   The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to stockholders, providing all stockholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its stockholders. Accordingly, the Board has proposed certain measures for inclusion in the Delaware Certificate or the Delaware Bylaws that may have the effect of discouraging or deterring hostile takeover attempts.

   Notwithstanding the belief of the Board as to the benefits to stockholders of the changes, stockholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over the current market price. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.

   In addition, by increasing the probability that any person or group seeking control of the Delaware Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the stockholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of the Company at a premium over the market rate and (ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to stockholders generally.

   It should be noted, however, that the Board of Directors has a fiduciary duty to the stockholders to negotiate for the best interests of the stockholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of the Delaware Company.

   The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to the Company and its stockholders.

   The proposal to include these anti-takeover provisions does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors, although the Board has no such intention at the present time.

Summary Of Anti-Takeover Measures

   The separate proposals are summarized in the chart below. The following chart does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the Delaware General Corporation Law and the Delaware Certificate and Bylaws. Stockholders are requested to read the following chart in conjunction with the discussion following the chart and the Delaware Certificate and Bylaws attached to this Proxy Statement. Stockholders should note that each of these measures is proposed for separate consideration and vote by the stockholders.

                    ISSUE                               DELAWARE LAW
                    -----                               ------------

   Classified Board                         Delaware law permits the removal of
                                            a director on a classified board
                                            only for cause, unless otherwise
                                            specified in the Certificate of
                                            Incorporation. The Board proposes
                                            that the Delaware Certificate and
                                            Bylaws permit removal of directors
                                            only for cause by affirmative vote
                                            of two-thirds of the outstanding
                                            shares of voting stock entitled to
                                            vote at an election of directors.

   Call of Special Meetings by Stockholders Special meetings may be called only by the Board or any person as may
                                            be designated in the Certificate of
                                            Incorporation or Bylaws. The Board
                                            proposes that the Delaware
                                            Certificate and Bylaws provide that
                                            special meetings may be called only
                                            by the Board, the Chairman or the
                                            Chief Executive Officer.

                                 PROPOSAL TWO A

        CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE AND WITH
                          TWO-THIRDS STOCKHOLDER VOTE

   The Company has proposed the inclusion in its charter documents of certain measures designed to protect stockholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its stockholders. A classified board of directors removable only for cause and with two-thirds stockholder vote is another such measure.

   The Board of Directors has proposed the inclusion in the Delaware Certificate and Bylaws of certain provisions, which allow for removal of a member of the Board of Directors, only for cause and with two-thirds stockholder vote, as discussed below (the "Classified Board Provisions").

   With the Classified Board Provisions proposed for inclusion in the Delaware Certificate and Bylaws, a significant effect may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, the Classified Board Provisions proposed for inclusion also make it more difficult for stockholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

Vote Required And Board Of Directors Recommendation

   The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting or stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this vote.

   The Board believes that the Classified Board Provisions proposed for inclusion in the Delaware Certificate and Bylaws are in the best interest of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL TWO B

                 LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS

   The Company has proposed the inclusion in its charter documents of certain measures designed to protect stockholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its stockholders. Limiting the manner in which special meetings are called is another such measure.

   Delaware law provides that special meetings of stockholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or Bylaws. The Board of Directors has proposed a provision in the Delaware Certificate and the Delaware Bylaws providing that special meetings of stockholders may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. Such a provision precludes a stockholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting. Such a provision could have the effect of deterring efforts to seek control of the Company on a basis which some stockholders might deem favorable.

Vote Required And Board Of Directors Recommendation

   The affirmative vote of a majority of the votes cast on the proposal at the annual meeting or stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this vote.

   The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the stockholders under the Delaware Certificate and Bylaws are in the best interest of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL THREE

                              COMPANY NAME CHANGE

   The Company has proposed that its name be changed to iPrint Technologies, inc. The Board believes it is in the best interest of the Company to change its name to iPrint Technologies, inc., as the new name more accurately reflects the Company's overall business of providing a variety of e-printing technologies and services, including its new enterprise print purchasing business.

Vote Required And Board Of Directors Recommendation

   The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting or stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this vote.

   The Board believes that the proposal to change the name of the Company to iPrint Technologies, inc. is in the best interest of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL FOUR

           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

   The Board of Directors of the Company has selected Arthur Andersen, LLP as independent public auditors to audit the consolidated financial statements of the Company for the fiscal year ending 2001. Arthur Andersen, LLP has acted in such capacity since its appointment in fiscal year 1997. A representative of Arthur Andersen, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors' Recommendation

   The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting or stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this vote.

   The Board of Directors unanimously recommends a vote "FOR" the appointment of Arthur Andersen, LLP as the Company's independent public auditors for the fiscal year ending 2001.

                         PRINCIPAL ACCOUNTING FIRM FEES

   The following table sets forth the aggregate fees billed to the Company for the fiscal year ended 2000 by the Company's principal accounting firm, Arthur Andersen, LLP.

   Audit Fees....................................................  $315,000
   Financial Information Systems Design and Implementation Fees..  $      0
   All Other Fees................................................  $ 37,175(/1/)

--------
(1) Fees billed to the Company for all non-audit services rendered to the Company, including tax related services.

   The Audit Committee considered whether the provision of non-audit services by Arthur Andersen, LLP is compatible with maintaining Arthur Andersen, LLP's independence with the Company.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

   The Company has an advance-notice provision under its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be received at the Company's principal executive offices not less than 120 calendar days in advance of the one-year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

   Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 255 Constitution Drive, Menlo Park, CA 94025, no later than December 28, 2001 and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

   At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2001 annual meeting of stockholders of iPrint other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          William Kaplan
                                          Secretary

April 26, 2001

                                   APPENDIX A

                                iPrint.com, inc.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.STATEMENT OF POLICY

   This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee"), and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the "Board") in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon: the financial reports and other financial information provided by the Company to any governmental body or to the public; the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels.

   The Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  . Review and appraise the audit efforts and independence of the Company's auditors.

  . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

   The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section 4 of this Charter.

2.ORGANIZATION AND MEMBERSHIP REQUIREMENTS

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the director's independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, the member:

  . Is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years.

  . Is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years.

  . Has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation).

  . Has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

  . Is not an executive of another corporation on whose Compensation
    Committee any of the Company's current executives serves.

   All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

3.MEETINGS

   As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements consistent with Section 4.A.6. below.

4.PROCESSES

   To fulfill its responsibilities and duties the Committee shall:

   A. Documents & Reports Review

    1. Obtain the Board members' approval of this Charter.

    2. Review and reassess the Charter's adequacy periodically, at least annually, or as conditions dictate.

    3. Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

    4. Review the regular Management Letter to management prepared by the independent auditors and management's response.

    5. Review related party transactions for potential conflicts of interests.

    6. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-K and Form 10-Qs. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors judgment quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.

    7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

  B.Independent Auditors

    1. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.

    2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).

    3. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

    4. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    5. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  C.Financial Reporting Processes

    1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

    2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  D.Process Improvement

    1. Review with both management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

    2. Review with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

    4. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

    5. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

  E.Ethical and Legal Compliance

    1. Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior and provide management.

    2. Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

    3. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

    4. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

    5. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

    6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

    7. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

      . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

      . Review and appraise the audit efforts and independence of the Company's auditors.

      . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

   The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section 4 of this Charter.

                                   APPENDIX B

                               SECOND AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           IPRINT TECHNOLOGIES, INC.

   (Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

   iPrint Technologies, inc., a corporation organized and existing under the General Corporation Law of the State of Delaware on November 12, 1999 (the "Corporation") certifies as follows:

   1. The Corporation's Restated Certificate of Incorporation was duly adopted by the Board of Directors and sole stockholder by written consent in accordance with Sections 242 and 245 of the General Corporation Law.

   2. The Corporation's Certificate of Incorporation is restated to read in full as follows:

  FIRST:    The name of the Corporation is iPrint Technologies, inc.

  SECOND: The address of the registered office of the Corporation in the State of Delaware is Incorporating Services, Ltd., 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent at that address is Incorporating Services, Ltd.

  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

  FOURTH:

  A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 134,806,164 consisting of 100,000,000 shares of Common Stock, par value one-tenth of one cent ($0.001) per share (the "Common Stock") and 34,806,164 shares of Preferred Stock, par value one-tenth of one cent ($0.001) per share (the "Preferred Stock").

  B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

  FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

  A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

  B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

  C. On and after the closing date of the first sale of the Corporation's Common Stock pursuant to a firmly underwritten registered public offering (the "IPO"), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to such sale, unless otherwise provided by law, any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing such actions is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

  D. Special meetings of stockholders of the Corporation may be called only (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption); (2) by the Chairman of the Board of Directors; or (3) by the Chief Executive Officer of the Corporation.

  SIXTH:

  A. The number of directors shall initially be set at five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the IPO, the directors shall be divided into three classes with the term of office of the first class (Class
            I) to expire at the first annual meeting of the stockholders following the IPO; the term of office of the second class (Class
            II) to expire at the second annual meeting of stockholders held following the IPO; the term of office of the third class (Class
            III) to expire at the third annual meeting of stockholders; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Article SIXTH, Section C below may be filled at a special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

  B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and with the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as yprovided in Article SIXTH, Section A above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

  SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

  EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

           If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

           Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

  NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH.

   IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate to be signed by a duly authorized officer on this day of May, 2001.

                                      IPRINT TECHNOLOGIES, INC.

                                      By: _____________________________________
                                         William Kaplan, Secretary

                                   APPENDIX C

                           IPRINT TECHNOLOGIES, INC.

                             A DELAWARE CORPORATION

                          AMENDED AND RESTATED BYLAWS

                                   ARTICLE I

                                  STOCKHOLDERS

   Section 1.1 Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the later of the date of incorporation or the last annual meeting of stockholders.

   Section 1.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called only
(i) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption); (ii) by the Chairman of the Board of Directors; or (iii) by the Chief Executive Officer of the Corporation and shall be held at such place, on such date, and at such time as they shall fix. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

   Section 1.3 Notice of Meetings. Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

   When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

   Section 1.4 Quorum. At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

   If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

   If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

   Section 1.5 Conduct of the Stockholders' Meeting. At every meeting of the stockholders, the Chairman, if there is such an officer, or if not, the President of the Corporation, or in his absence the Vice President designated by the President, or in the absence of such designation any Vice President, or in the absence of the

President or any Vice President, a chairman chosen by the majority of the voting shares represented in person or by proxy, shall act as Chairman. The Secretary of the Corporation or a person designated by the Chairman shall act as Secretary of the meeting. Unless otherwise approved by the Chairman, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 8 of these Bylaws to act by proxy, and officers of the Corporation.

   Section 1.6 Conduct of Business. The Chairman shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

   The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.6 and Section 1.7, below. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.6 and Section 1.7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

   Section 1.7 Notice of Stockholder Business. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) properly brought before the meeting by or at the direction of the Board of Directors,
(c) properly brought before an annual meeting by a stockholder, or (d) properly brought before a special meeting by a stockholder, but if, and only if, the notice of a special meeting provides for business to be brought before the meeting by stockholders. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (a) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the special meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

   Section 1.8 Proxies and Voting. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. No stockholder may authorize more than one proxy for his shares.

   Each stockholder shall have one vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or required by law.

   All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

   All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast.

   Section 1.9 Stock List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

   The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                   ARTICLE II

                               BOARD OF DIRECTORS

   Section 2.1 Number and Term of Office. The number of directors shall initially be five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the closing of the first sale of the Corporation's common stock pursuant to a firmly underwritten registered public offering (the "IPO"), the directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the IPO, the term of office of the second class to expire at the second annual meeting of stockholders held after the IPO, the term of office of the third class to expire at the third annual meeting of stockholders held after the IPO and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. A vacancy resulting from the removal of a director by the stockholders as provided in Article II, Section 2.3 below may be filled at special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

   Section 2.2 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

   Section 2.3 Removal. Subject to the rights of holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and with the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article II, Section
2.1 above. Directors so chosen shall hold office until the new annual meeting of stockholders.

   Section 2.4 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

   Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by one-third of the directors then in office (rounded up to the nearest whole number) or by the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not fewer than five (5) days before the meeting or by telegraphing or personally delivering the same not fewer than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

   Section 2.6 Quorum. At any meeting of the Board of Directors, a majority of the total number of authorized directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

   Section 2.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

   Section 2.8 Conduct of Business. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or requited by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

   Section 2.9 Powers. The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

  (a) To declare dividends from time to time in accordance with law;

  (b) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

  (c) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

  (d) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

  (e) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

  (f) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

  (g) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

  (h) To adopt from time to time regulations, not inconsistent with these bylaws, for the management of the Corporation's business and affairs.

   Section 2.10 Compensation of Directors. Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

   Section 2.11 Nomination of Director Candidates. Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's Predecessor's) Proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

   In the event that a person is validly designated as a nominee in accordance with this Section 2.11 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 2.11 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

   If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.11, such nomination shall be void; provided, however, that nothing in this Section
2.11 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                  ARTICLE III

                                   COMMITTEES

   Section 3.1 Committees of the Board of Directors. The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to
Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

   Section 3.2 Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the authorized members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                   ARTICLE IV

                                    OFFICERS

   Section 4.1 Generally. The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. The Chairman of the Board, if there shall be such an officer, and the President shall each be members of the Board of Directors. Any number of offices may he held by the same person.

   Section 4.2 Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these bylaws.

   Section 4.3 President. The President shall be the chief executive officer of the Corporation. Subject to the provisions of these bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

   Section 4.4 Vice President. Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

   Section 4.5 Treasurer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer of the Corporation shall be the Treasurer. The Treasurer shall have the responsibility for maintaining the financial records of the Corporation and shall have custody of all monies and securities of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

   Section 4.6 Secretary. The Secretary shall issue all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders, the Board of Directors, and all committees of the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

   Section 4.7 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

   Section 4.8 Removal. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

   Section 4.9 Action With Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE V

                                     STOCK

   Section 5.1 Certificates of Stock. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any of or all the signatures on the certificate may be facsimile.

   Section 5.2 Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

   Section 5.3 Record Date. The Board of Directors may fix a record date, which shall not be more than sixty (60) nor fewer than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled: to notice of or to vote at any meeting of stockholders or any adjournment thereof; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect to any change, conversion or exchange of stock or with respect to any other lawful action.

   Section 5.4 Lost, Stolen or Destroyed Certificates. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

   Section 5.5 Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                  ARTICLE VI

                                    NOTICES

   Section 6.1 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or be telegram or mailgram.

   Section 6.2 Waivers. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                  ARTICLE VII

                                 MISCELLANEOUS

   Section 7.1 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

   Section 7.2 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

   Section 7.3 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

   Section 7.4 Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

   Section 7.5 Time Periods. In applying any provision of these bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                 ARTICLE VIII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

   Section 8.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, or of a Partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and amounts expended in seeking indemnification granted to such person under applicable law, this bylaw or any agreement with the Corporation) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 8.2 of this Article VIII, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation. service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

   Section 8.2 Right of Claimant to Bring Suit. If a claim under Section 1 of this Article VIII is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The burden of proving such claim shall be on the claimant. It shall be a defense to any such action (other then an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

   Section 8.3 Non-Exclusivity of Rights. The rights conferred on any person in Sections 1 and 2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   Section 8.4 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the

Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determinates, greater than, those provided for in this
Article VIII.

   Section 8.5 Insurance. The Corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

   Section 8.6 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VIII by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE IX

                                   AMENDMENTS

   Section 9.1 Amendment of Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                            CERTIFICATE OF SECRETARY

   I hereby certify that I am the duly elected and acting Secretary of iPrint Technologies, inc., a Delaware corporation (the "Corporation"), and that the foregoing Bylaws, comprising thirteen (13) pages, constitute the Amended and
Restated Bylaws of the Corporation as duly adopted on May   , 2001 by the
unanimous written consent of the Board of Directors of the Corporation.

   IN WITNESS WHEREOF, I have hereunto subscribed my name on May   , 2001.

                                          _____________________________________
                                          William Kaplan, Secretary

                                     PROXY

                                iPrint.com, inc.

                  Proxy for the Annual Meeting of Stockholders

                           To be held on May 23, 2001

                      Solicited by the Board of Directors

     The undersigned hereby appoints Royal P. Farros and Robyn R. Cerutti, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in iPrint.com, inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the San Mateo Marriott Hotel, 1770 South Amphlett Boulevard, San Mateo, California at 10:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 26, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                 ---------------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                 ---------------



-----------------                                             -----------------
Vote by Telephone                                             Vote by Internet
-----------------                                             -----------------
It's fast, convenient, and immediate!                         It's fast, convenient and your vote is immediately
Call Toll-Free on a Touch-Tone Phone 1-800-PROXIES            confirmed and posted.
(1-800-776-9437).
-----------------------------------------------------------------------------------------------------------------
Follow these four easy steps:                            Follow these four easy steps:
1.  Read the accompanying Proxy Statement/Prospectus     1.  Read the accompanying Proxy Statement/Prospectus and
    and Proxy Card.                                          Proxy Card.
2.  Call the toll-free number                            2.  Go to the Website
    1-800-PROXIES (1-800-776-9437)                           http://www.voteproxy.com
3.  Enter your 14-digit Voter Control Number located     3.  Enter your 14-digit Voter Control Number located on
    on your Proxy Card above your name.                      your Proxy Card above your name.
4.  Follow the recorded instructions.                    4.  Follow the instructions provided.
------------------------------------------------------------------------------------------------------------------

Your vote is important!                                  Your vote is important!
Call 1-800-PROXIES anytime!                              Go to http://www.voteproxy.com anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

[X] Please mark votes as in this example

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

     A vote FOR the following proposals is recommended by the Board of
Directors:

     1. To elect the following two persons as Class I directors to hold office for a three-year term and until their successors are elected and qualified:

         Nominee:  Royal P. Farros

                [ ]1  FOR              [ ]2  WITHHELD

         Nominee:  Mark Dubovoy

                [ ]3  FOR              [ ]4  WITHHELD

     2. To approve certain anti-takeover measures under the Company's Certificate of Incorporation and Bylaws as follows:

         A. To approve removal of a member of the Board of Directors only for cause and by two-thirds vote of the stockholders.

                [ ]5  FOR              [ ]6  AGAINST              [ ]7  ABSTAIN


         B. To approve certain limitations on the ability to call special meetings.

                [ ]8  FOR              [ ]9  AGAINST              [ ]10  ABSTAIN

     3. To change the name of the Company from "iPrint.com, inc." to "iPrint Technologies, inc."

                [ ]11  FOR             [ ]12  AGAINST             [ ]13  ABSTAIN

     4. To consider, approve and ratify the appointment of Arthur Andersen LLP as independent public auditors for the Company for the fiscal year ending December 31, 2001.

                [ ]14  FOR             [ ]15  AGAINST             [ ]16  ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]

Please sign here. Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature: _____________________ Date: ___________________

Signature: _____________________ Date: ___________________